Exhibit 99.1

(Nasdaq: HGRD) February 2007

Safe Harbor Statement This presentation, both written and verbal, contains certain "forward-looking statements" within the meaning of the US Private Securities Litigation Reform Act of 1995. In particular, statements regarding planned growth in Health Grades' business, anticipated web traffic, and addition to current data are forward-looking statements. These statements, as well as the phrases "anticipate", "well-placed", "believe", "estimate", "expect", "consider" and similar expressions, are generally intended to identify forward- looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other risk factors that could cause the actual results, performance or achievements of Health Grades, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Please refer to the documents that Health Grades has filed with the U.S. Securities and Exchange Commission under the U.S. Securities Exchange Act of 1934, as amended, including Health Grades' most recent annual report on 10-K, for a discussion of these and other risk factors. All forward-looking statements in this presentation are based on information available to Health Grades as of the date hereof. All written or oral forward-looking statements attributable to Health Grades or any person acting on behalf of Health Grades are expressly qualified in their entirety by the foregoing. Health Grades does not undertake any obligation to update or revise any forward-looking statement contained herein to reflect any change in Health Grades' expectation with regard thereto or any change in events, conditions or circumstances on which any such statement is based. ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Profile HealthGrades is the leading healthcare ratings company, providing ratings and profiles of hospitals, nursing homes and physicians to consumers, corporations, health plans and hospitals. Consumers and some of the nation's largest employers, health plans and hospitals rely on HealthGrades' independent ratings and cost data to make healthcare decisions based on the value of care. Headquartered in Golden, CO Currently in 3rd year of profitability Market Cap: $120M 119 Employees ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

HealthGrades Principles:


HEALTHGRADES
GUIDING AMERICA TO BETTER HEALTHCARE
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RESEARCH HOSPITALS
Start your hospital search:
FREE Hospital Ratings
Comprehensive Hospital Report
Includes additional information on:
Costs
Patient Safety
State:
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Information on:
Quality Ratings
28 Common Procedures and Diagnoses
Award Recipients
... and much more!
RESEARCH PHYSICIANS
Start your physician search:
Physician by Name
Physician by City & State / Specialty
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Physician's Last Name:
State:
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Information on:
Disciplinary Actions
Board Certification
Education/Training
Patient Opinions
Decision Support Tools
... and much more!
HealthGrades News
YOU MAY BE PAYING TOO MUCH
Learn how much your medical stay is going to cost and how to negotiate the best rates possible.
Find out more about the HealthGrades Medical Cost Report
RESEARCH NURSING HOMES
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Find Physicians by Specialty
Cardiologist
Family Practice
Gastroenterologist
Internal Medicine
OB/Gynecologist
Oncologist
Orthopedic Surgeon
Ophthalmologist
Pediatrician
Pediatric Surgeon
Plastic Surgeon
Psychiatrist
Neurologist
Neurosurgeon
View More

1. Consumer Empowerment
2. Quality/Price Transparency
3. Financial Consequences to Quality

HealthGrades consumer website is a recipient of the 2006 eHealthcare Leadership Award for Best Healthcare Content.
With over three million consumers visit HealthGrades.com each month.

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© Copyright 2007, HealthGrades, Inc. All Rights Reserved.

HEALTHGRADES
GUIDING AMERICA TO BETTER HEALTHCARE™

Investment Highlights Meeting a major market need Growing demand for healthcare quality and cost data to make informed healthcare spending decisions Recurring-revenue business model Significant operating leverage Increasing operating cash flows High returns on invested capital Solid revenue growth - 43% YoY 2004 to 2005 Strategic partnerships provide synergies and extend market leadership/brand ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Bringing Concept to Market HealthGrades' Data and Analytics ? Copyright 2007, Health Grades, Inc. All Rights Reserved. Product Areas Product Offerings

HealthGrades Products and Services ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Provider Services Group Hospital marketing products Quality improvement products ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Market Opportunity Third-party validation of quality versus general image ads Market has moved from "trust me" to "show me" 79% of consumers probably will or definitely will take into account a hospital's success rates as measured by an independent source. (J.D. Power and Associates, 2004) Clear ROI for hospitals Market size Marketing: 5,000 hospitals x 10% x 9 service lines x 3 (multiple based upon multiple procedures/diagnoses) x $45,000 (assumed single-line annual fee) = $607,000,000 Quality Improvement: 5,000 hospital x 60% x 5 service lines x $100,000 = $1,500,000,000 ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Provider Services : Hospital Ratings Risk-adjusted ratings based upon clinical outcomes on over 5,000 hospitals Institutional Awards Clinical Excellence - Recognizes exceptional quality outcomes over a broad range of specialties/procedures Patient Safety - Recognizes exceptional experience regarding the number and type of patient safety incidents within a hospital Specialty Excellence Awards Cardiac, Orthopedics, Pulmonary, Vascular, Stroke, Obstetrics Women's Health, Gastrointestinal, Critical Care, and General Surgery Ratings for 28 procedures/diagnoses available on our website Utilizing our proprietary ratings methodology ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Provider Services: Quality Measurements Over 70 ratings utilizing 3M's APR-DRG methodology Ratings for 13 patient safety indicators Summary patient safety rating Summary ratings for 7 service areas Leapfrog safe practices ratings Length of stay Episode of care cost (55 procedures) Medicare reimbursement rate by provider (physician and hospital) ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Internet Business Group Quality reports to consumers Patient-Provider Gateway(tm) ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Market Opportunity "Nearly half of all American adults-90 million people-have difficulty understanding and acting upon health information." Executive Summary, Health Literacy, Institute of Medicine, 2004 The average employee contribution to company-provided health insurance has increased more than 143% since 2000. Average out-of- pocket costs for deductibles, co-payments for medications, and co- insurance for physician and hospital visits rose 115% during the same period. This compares to cumulative inflation of 14% and cumulative wage growth of 15% over the same period. Consumers are moving into health savings accounts, health reimbursement arrangements, and consumer-driven health plans (CDHP) 80% of consumers use the Internet as their primary source of healthcare information* ? Copyright 2007, Health Grades, Inc. All Rights Reserved. Source: * Pew Internet and American Life Project 2005

"Name" Landing Page on HG.com Physician Data Today - Healthcare Quality Reports for Consumers Primary source-verified over 450,000 of the 600,000 practicing physicians: Name, address, phone number Education and training Board certification Federal and state sanctions (five years of sanction data for all 50 states) HealthGrades Proprietary Information: Hospital affiliation (with specialty level quality ratings) Health plan network Procedural volume 65,000 patient experience surveys on 54,000 physicians Affiliate physicians and sponsors are presented on non-affiliate physician search pages. Non- affiliate physician ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Patient-Provider Gateway Screenshot Patient-Provider Gateway Screenshot ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

HealthGrades Web Site Total Unique Users ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

How Consumers Access Our Information Top placement in Google and other search engines based on number of users, depth and breadth of content and SEO (Search engine optimization) techniques Currently involved in a number of projects involving Google Local Search Content Relevance Impact Frequency Recent partnership with Tenet Owns and operates 71 acute care hospitals, in 13 states Early adopter of the HealthGrades Patient-Provider Gateway (tm) product Recipient of the 2006 eHealthcare Leadership Award for Best Healthcare Content. ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

EXAMPLE: Physician Name Search by a Consumer ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

EXAMPLE: City/State Search by a Consumer Google search on "Philadelphia hip surgeons". ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Baltimore Orthopedic Surgeons Pre Affiliation Pre-affliliation Reports Viewed in One Year 38 Reports Viewed 1197 Appointment Requests 855 ? Copyright 2007, Health Grades, Inc. All Rights Reserved. Patient-Provider Gateway Case Study

Strategic Health Solutions Quality information to employers, benefit consultants, health plans and others ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Market Opportunity Since 2000, employment-based health insurance premiums have increased 73%, compared to cumulative inflation of 14% and cumulative wage growth of 15% Cost shifting to employees via CDHP's and need for quality information for healthcare selection Forrester Research predicts 22 million will be enrolled in CDHP's by 2008 Health insurance expenses are the fastest growing cost component for employers. Unless dramatic change occurs, health insurance costs will overtake profits by 2008. ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Rates of Increase (2000 - 2005) ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

HealthGrades' Health Management Suite(tm) ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Market Positioning 1 - Objective quality ratings 2 - Consumer preference rankings 3 - Robust quality indicative information 4 - Profile (name, address, phone number) information only ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Appendix A FINANCIAL INFORMATION ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Y-T-D Comparative Income Statements (Unaudited) ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Comparative Balance Sheets (Unaudited) ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Appendix B Management and Board of Directors ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Company Management - Operations

Kerry Hicks - Chairman and CEO

Has served as Chairman and CEO of Health Grades, Inc. since 1999. For HealthGrades, Hicks is responsible for setting the strategic direction and overseeing all areas of the company. Hicks' leadership has turned HealthGrades into the leading destination for consumers seeking information on doctors, hospitals and nursing homes. More than two million people each month visit HealthGrades.com, more than 125 major corporations such as Best Buy and Honeywell provide HealthGrades' information to their employees, and more than 257 hospitals are advised by HealthGrades on maintaining or raising their quality of care. All together, HealthGrades' information on health care quality reaches tens of millions of people each year.

Hicks built HealthGrades - now one of the largest public companies in Colorado - out of a predecessor company, Specialty Care Network, at which he served as President and CEO from 1995 to 1999. From 1985 to 1995 he served as Senior Vice President of LBA Healthcare Management (LBA).

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© Copyright 2007, HealthGrades, Inc. All Rights Reserved.

HEALTHGRADES
GUIDING AMERICA TO BETTER HEALTHCARE™

Company Management - Operations Allen Dodge - Executive Vice President/CFO Has served as Executive Vice President/CFO since July 2006. Served as Senior Vice President - Finance/CFO from May 2001 to June 2006. Began employment with the company in September 1997. From 1994 to 1997, held various positions with Ernst & Young LLP. Is a Certified Public Accountant. Dave Hicks - Executive VP Has served as our Executive Vice President - Information Technology since November 1999. From 1996 to 1999, held various positions within the company. Sarah Loughran - Executive VP Has served us in several capacities since 1998, including Executive Vice President since July 2004, and as our Senior Vice President - Provider Services from December 2001 to June 2004. From 1996 to 1997, Assistant Vice President for Product Development for HCIA. Prior to 1996, served as Senior Consultant at LBA Healthcare Management. Steven Wood - Executive VP Joined us in July 2006. From 2005 to 2006 served as Senior Vice President and General Manager - Healthcare Division, of J.D. Power and Associates, from 2001 to 2004 and as Executive Director - Healthcare Division, of J.D. Power and Associates. ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Company Management Business Development Tod Baker - Senior VP - Patient-Provider Gateway Has served as our Senior Vice President, Provider Services from January 2006 to October 2006. From 2006 to 2001 held various positions within the company. Kirk Schreck - Senior VP - Provider Sales Has served as our Senior Vice President of Provider Sales since August 2006, and previously in a consulting capacity for the company since September 2005. From 2000 to 2005, held various senior management positions in sales and operations for ServiceMagic, Inc. Co-founded Pinnacle Achievement in 1995, and served as CEO from 1995 - 2000. Prior to 1995, served as a partner in a DuPont building products distributorship as Vice President of Sales and Marketing. ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Board Members Mary Boland Has served as Vice President and Chief Financial Officer of Levi Strauss & Company North America since March 2006. Ms. Boland served as Vice President and Chief Financial Officer of General Motors North America from December 2003 to February 2006, and Controller of General Motors North America from March 2002 to December 2003. From February 2001 to March 2002, Ms. Boland served as Group Director of Finance for General Motors North America - Manufacturing and Labor Relations. John Quattrone Has served as one of our directors since November 2000. At General Motors North America Automotive Operations, Mr. Quattrone served as General Director of Human Resources from 1995 to June 2001, Vice President of Human Resources from June 2001 - December 2005, and Vice President of Global Human Resources since January 2006. ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

Board Members J.D. Kleinke Has served as one of our directors since April 2002, and as Vice Chairman from January 2005 to September 2006. Mr. Kleinke has served as President and Chief Executive Officer for HSN, a privately held health information technology development company, since April 1998. From May 1992 to February 1998, Mr. Kleinke served in various capacities for HCIA, Inc., a healthcare information company that provides information products and services to healthcare systems, managed care organizations and pharmaceutical companies. Leslie S. Matthews, M.D. Has served as one of our directors since December 1996. Since October 1994, Dr. Matthews has been an orthopaedic surgeon at Greater Chesapeake Orthopaedic Associates, LLC, and since 1992, he has been the Chief of Orthopaedic Surgery and Residency Training Program Director at Union Memorial Hospital. ? Copyright 2007, Health Grades, Inc. All Rights Reserved.

? Copyright 2007, Health Grades, Inc. All Rights Reserved.